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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



               Date of Report: September 19, 1997



                THE BROOKLYN UNION GAS COMPANY
     (Exact name of registrant as specified in its charter)




        NEW YORK                  1-722           11-0584613
(State or other jurisdiction   (Commission    (I.R.S. Employer
of incorporation or             File Number)   Identification No.)
organization)







One MetroTech Center,Brooklyn, New York          11201-3850
(Address of principal executive offices)         (Zip Code)





Registrant's telephone number, including area code (718) 403-2000





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Item 5.   Other Events

The Company is filing this Current Report on Form 8-K to provide unaudited pro forma combined condensed financial information for Brooklyn Union and Long Island Lighting Company (LILCO) at June 30, 1997 and for the twelve months ended June 30, 1997 in order to give effect under the purchase method of accounting to the transactions summarized in Exhibit 99.1 hereto and in the assumptions set forth in the notes thereto.

Based on current facts and circumstances, Brooklyn Union and LILCO believe that the applicability of the purchase method of accounting is probable. If the LIPA Transaction is not consummated, it is possible that the combination between Brooklyn Union and LILCO would qualify for the pooling of interests method of accounting.

The unaudited pro forma combined condensed financial information set forth in Exhibit 99.1 to this Current Report on Form 8-K reflects the condensed consolidated financial information of Brooklyn Union and LILCO contained in their respective Quarterly Reports on Form 10-Q filed on August 14, 1997, which Quarterly Report of LILCO is attached hereto as Exhibit 99.2. Exhibits 99.1 and 99.2 are hereby incorporated by reference in response to this
Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The unaudited pro forma combined condensed financial information and LILCO's Quarterly Report on Form 10-Q filed on August 14, 1997, referred to above in Item 5 and incorporated herein by reference, are attached hereto as the following Exhibits:

Exhibit
Number

 99.1 Unaudited pro forma combined condensed financial information for Brooklyn Union and LILCO at June 30, 1997 and for the twelve months ended June 30, 1997.

 99.2     LILCO 10-Q Report for the quarter ended June 30, 1997.




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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 1997

                                   THE BROOKLYN UNION GAS COMPANY

                              By:  /s/ R.M. Desmond
                                   -----------------------------
                                   R.M. Desmond
                                   Vice President, Comptroller and
                                   Chief Accounting Officer



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                              Exhibit Index
Exhibit
Number

 99.1 Unaudited pro forma combined condensed financial information for Brooklyn Union and LILCO at June 30, 1997 and for the twelve months ended June 30, 1997, begins on page 5.

 99.2 LILCO 10-Q Report for the quarter ended June 30, 1997 begins on page 14.




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